UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 17, 2004

CAESARS ENTERTAINMENT, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	1-14573	88-0400631
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3930 Howard Hughes Parkway
Las Vegas, Nevada 89109

(Address of principal executive offices, including zip code)

(702) 699-5000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.              Other Events.

We are filing this Current Report on Form 8-K to amend our Consolidated Financial Statements for the years ended December 31, 2003, 2002 and 2001, to reflect reclassifications to discontinued operations and to modify related disclosures in accordance with the provisions of Statement of Financial Accounting Standards (“SFAS”) No. 144 “Accounting for the Impairment or Disposal of Long-Lived Assets.”  During the third quarter of 2004, we entered into an agreement to sell certain assets and liabilities of the Atlantic City Hilton and Bally’s Tunica to an unrelated third party.  In accordance with SFAS No. 144, we classified the revenues and expenses related to these casino/hotels as discontinued operations in our Quarterly Report on Form 10-Q for the period ended September 30, 2004.

On July 14, 2004, we entered into a merger agreement with Harrah’s Entertainment, Inc. (“Harrah’s”) and Harrah’s Operating Company Inc., a wholly-owned subsidiary of Harrah’s (“Harrah’s Operating”) providing for the merger of the Company with and into Harrah’s Operating, which will be the surviving corporation. The closing of the transaction is subject to regulatory approvals, the declaration of effectiveness of the Form S-4 registration statement filed by Harrah’s with the Securities and Exchange Commission (the “SEC”), approval by the shareholders of Harrah’s and Caesars and other customary closing conditions.

The SEC requires the same classification for discontinued operations as is required by SFAS No. 144 when a registrant incorporates by reference financial statements into subsequent SEC filings, such as registration, proxy or information statement (or amends a previously filed registration, proxy or information statement), such as the joint proxy statement/prospectus filed with the SEC in connection with the merger.  Accordingly, we are filing this Form 8-K to restate our consolidated financial statements for each of the three years in the period ended December 31, 2003, solely to reflect the reclassification of the Atlantic City Hilton and Bally’s Tunica from continuing operations to discontinued operations.  This reclassification has no effect on our reported net income for any reporting period.  We are presenting the following information in this Form 8-K:

•      Selected Financial Data;

•      Management’s Discussion and Analysis of Financial Condition and Results of Operations;

•      Consolidated Financial Statements and Related Notes; and

•      Schedule II - Consolidated Valuation and Qualifying Accounts.

This Form 8-K does not reflect events occurring after the filing of the original Form 10-K for the year ended December 31, 2003, and does not modify or update the disclosures therein in any way, other than as required to reflect the changes in discontinued operations as described above.  In particular, this Form 8-K does not update the disclosures contained in Management’s Discussion and Analysis of Financial Condition to the Consolidated Financial Statements, other than as required to reflect the changes in discontinued operations.  Significant developments with respect to those disclosures have occurred and are described in our Form 10-Q for the period ended September 30, 2004.

Item 9.01.  Financial Statements and Exhibits.

(a)           Financial Statements of Business Acquired.

Not applicable.

(b)           Pro Forma Financial Information.

Not applicable.

(c)           Exhibits

23.1         Consent of Deloitte and Touche LLP, Independent Registered Public Accounting Firm

99.1         Amended Item 6. Selected Financial Data, Amended Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations, and Item 15(a)(2) Schedule II - Consolidated Valuation and Qualifying Accounts.

99.2         Amended Item 8. Consolidated Financial Statements

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAESARS ENTERTAINMENT, INC.

	By:	/s/ BERNARD E. DELURY, JR.
	Name:	Bernard E. DeLury, Jr.
	Title:	Executive Vice President, Secretary and General Counsel

Dated: December 17, 2004